UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of theSecurities Exchange Act of 1934

Date of Report: (Date of earliest event reported):  December 5, 2007

FORTRESS FINANCIAL GROUP, INC.
 (Exact name of registrant as specified in charter)

Wyoming
(State or other Jurisdiction of Incorporation or Organization)

000-24262 (Commission File Number)		91-1363905 (IRS Employer Identification No.)
1901 60th Place E, Suite L6612 Bradenton, Florida 34203 (Address of Principal Executive Offices and zip code)

(914) 462-3475
(Registrant's telephone
number, including area code)

None.
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On November 19, 2007, the Company agreed to issue a stock dividend of one share for every four shares owned by the Company’s shareholders as of the Record Date of December 10, 2007. The Stock Dividend shall have a payment date of December 17, 2007.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired.

Not Applicable

(b)	Pro Forma Financial Information.

Not Applicable

(c)	Exhibits

99.1	Press Release – Declaring Stock Dividend, dated December 5, 2007

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Financial Group, Inc.

Date: December 5, 2007	By:	/s/ Alan Santini
Alan Santini
Chief Executive Officer